UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/15/2006

GLOBAL SIGNAL INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  00-132168

Delaware	65-0652634
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

301 North Cattlemen Road
Suite 300
Sarasota, Florida 34232
(Address of principal executive offices, including zip code)

(941) 364-8886
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On March 15, 2006, Global Signal Inc. issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing that its Board of Directors has declared a quarterly cash dividend on its common stock of $0.525 per share for the quarter ending March 31, 2006, payable on April 20, 2006, to holders of record of Global Signal's common stock as of April 6, 2006.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits
99.1 Press release dated March 15, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SIGNAL INC.

Date: March 15, 2006	By:	/s/ Jeffrey A. Klopf
Jeffrey A. Klopf
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated March 15, 2006